Employee Benefit Plan, Statement of Net Asset Available for Benefit (Statement) - EBP 039 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Investments, at fair value (Note 3)	$ 233,558,645	$ 220,077,062
Notes receivable from participants	6,902,091	6,183,401
Employer receivables	902,508	631,392
EBP, Receivable	7,804,599	6,814,793
Net assets available for benefits	$ 241,363,244	$ 226,891,855